UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 9, 2015

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

DE	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
(949) 399-4500 (Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition
On February 9, 2015, Quantum Fuel Systems Technologies Worldwide, Inc. issued a release preannouncing certain expected financial results for the fourth quarter 2014, and provided directional guidance for expected revenue in 2015. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this item shall be deemed filed rather than furnished.

Item 9.01 – Financial Statements and Exhibits

The information in Exhibit 99.1 shall be deemed filed rather than furnished.

Exhibit No.	Description

99.1	Press Release dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

February 9, 2015	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 9, 2015